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                                                                    Exhibit 4.1

NUMBER  BR __________________
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY [LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE _____________________________ SHARES
CUSIP 073685 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that __________________________________
is the owner of ______________________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF BEACON ROOFING SUPPLY, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
/s/
SECRETARY
[SEAL]
/s/
CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR
BY /s/
AUTHORIZED OFFICER

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations and restrictions of such preferences and/or rights.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - _________ Custodian __________ Under Uniform Gifts to Minors
                    (Cust)               (Minor)
Act ________________________________
    (State)
Additional abbreviations may also be used though not in the above list. For value received, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE _____________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) ____________ ____________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________ Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.
Dated ______________________________
NOTICE: ____________ THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.